Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790



                            THE GAMCO WESTWOOD FUNDS

                           GAMCO Westwood Equity Fund
                          GAMCO Westwood Balanced Fund
                       GAMCO Westwood SmallCap Equity Fund
                       GAMCO Westwood Mighty Mites SM Fund
                           GAMCO Westwood Income Fund
               GAMCO Westwood Intermediate Bond Fund (the "Funds")

SUPPLEMENT DATED JUNE 16, 2009, TO THE FUNDS' PROSPECTUSES DATED JANUARY 21,
2009.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE THIRD PARAGRAPH UNDER THE HEADING "THE PORTFOLIO MANAGERS" IN THE FUNDS' PROSPECTUSES.

Mr. Mario J. Gabelli and Mr.Walter K.Walsh are primarily responsible for the day-today management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer,and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Mr.Walter K.Walsh was Compliance Officer of the Distributor from 1994 through 2003, and currently is a compliance consultant. Effective June 1, 2009, Ms. Laura Linehan is no longer a co-portfolio manager for the Mighty Mites Fund.





Mighty Mites is a service mark of GAMCO Investors, Inc. GAMCO is a licensed mark of GAMCO Investors, Inc.